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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 1, 2007

   MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of June 1, 2007, providing for the issuance of Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3 Mortgage Pass-Through Certificates)

          Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    333-140436                 13-3416059
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      Of Incorporation)              File Number)            Identification No.)

                                250 Vesey Street
                            4 World Financial Center
                                   28th Floor
                                   New York, NY                 10080
                              (Address of Principal           (Zip Code)
                                Executive Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357
                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 6.02.  Change of Servicer or Trustee

      This Current Report on Form 8-K is being filed to disclose a servicing transfer from Wilshire Credit Corporation ("WCC") to Residential Funding Company, LLC ("RFC") for the mortgage loans serviced by WCC (the "Mortgage Loans") in the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3 transaction. Such Mortgage Loans have been serviced by WCC pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., the depositor (the "Depositor"), Wells Fargo Bank, National Association, the master servicer and securities administrator, HSBC Bank USA, National Association, the trustee, and WCC, as a servicer (the "Pooling and Servicing Agreement").

      As of August 1, 2007, the Mortgage Loans are serviced by RFC pursuant to the Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007 (the "RFC AAR"), among Merrill Lynch Mortgage Lending, Inc. ("MLML"), the Depositor and RFC. The RFC AAR modifies the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of February 1, 2007, between MLML and RFC. RFC was selected and appointed as successor servicer of the Mortgage Loans by the Depositor, as "Servicing Rights Owner" (as defined in the Pooling and Servicing Agreement") pursuant to Section 3.20 of the Pooling and Servicing Agreement.

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ITEM 9.01.  Financial Statements and Exhibits.


         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Exhibits: Not applicable.

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:   /s/ Paul Park
                                                ---------------------
                                          Name: Paul Park
                                          Title:Vice President

Date:  August 31, 2007